Exhibit 99.2

Exhibit 99.2

SECOND AMENDMENT TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS

THIS SECOND AMENDMENT TO CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS (this “Amendment”) made as of the 26th day of March, 2010, by and among FOX PROPERTIES LLC, a Delaware limited liability company (“Borrower”), DUPONT FABROS TECHNOLOGY, L.P., a Maryland limited partnership (“Guarantor”), TD BANK, NATIONAL ASSOCIATION, a national banking association (“TO”), THE LENDERS WHICH ARE OR BECOME PARTIES TO THE CREDIT AGREEMENT (AS HEREINAFTER DEFINED) (TD and such lenders, collectively, the “Lenders”), and TD BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders (the “Agent”),

WITNESSETH:

WHEREAS, Borrower, Guarantor, Agent and the Lenders entered into that certain Credit Agreement dated as of December 2, 2009, as amended by that certain First Amendment to Credit Agreement and Other Loan Documents dated as of December 10, 2009 (as so amended, as amended herein and as the same may be further varied, extended, supplemented, consolidated, replaced, increased, renewed, modified or amended from time to time, the “Credit Agreement”);

WHEREAS, pursuant to the Credit Agreement, the Lenders made a loan to Borrower in the principal amount of $150,000,000.00 in accordance with the terms of the Credit Agreement (the “Loan”), which Loan is evidenced by, among other things, the Notes made by Borrower to the order of the Lenders and delivered from time to time under the Credit Agreement (together with all amendments, modifications, consolidations, increases, supplements and extensions thereof, collectively, the “Note”):

WHEREAS, Guarantor desires to obtain an unsecured line of credit facility in the aggregate principal face amount of up to $100,000,000.00, and desires to have Borrower guarantee the obligations of Guarantor with respect thereto;

WHEREAS, in order to induce the Lenders to consent thereto, the Agent, the Lenders, the Borrower and the Guarantor desire to enter into this Amendment;

WHEREAS, Borrower, Guarantor, Agent and the Lenders have agreed to amend certain terms and provisions of the Credit Agreement and the other Loan Documents all as set forth herein;

NOW, THEREFORE, for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00), and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto do hereby covenant and agree as follows:

Definitions. All the terms used herein which are not otherwise defined herein shall have the meanings set forth in the Credit Agreement, as amended herein.

Modification of the Credit Agreement. Borrower, Guarantor, the Lenders and Agent do hereby modify and amend the Credit Agreement as follows:

(a) The definition of “Interest Rate Protection Agreement” set forth in §1.1 of the Credit Agreement is hereby deleted in its entirety and the following is inserted in place thereof:

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Interest Rate Protection Agreement. The interest rate protection or interest rate swap agreement(s) (including, without limitation, supplements, extensions and renewals thereto) to be entered into by and between Borrower and TD or an issuer acceptable to Agent in its sole discretion, which agreement shall be in form and substance satisfactory to Agent in its sole discretion.

(b)	The following definitions are hereby inserted in §1.1 of the Credit Agreement in alphabetical order:

Line of Credit Agreement. The credit agreement between Guarantor, the lenders from time to time a party thereto and any agent acting on behalf of such lenders relating to the Line of Credit Notes.

Line of Credit Documents. The Line of Credit Agreement, the Line of Credit Notes, the Line of Credit Guaranty and any and all other documents, instruments or agreements relating thereto executed or delivered at any time by or on behalf of the borrowers or other parties thereunder or in connection therewith, as any of the same may be amended, supplemented, substituted, renewed, extended or otherwise modified in whole or in part from time to time. For the avoidance of doubt, in the event the indebtedness evidenced by any of the Line of Credit Documents is refinanced in whole or in part, from time to time, by any bond or other financing, any and all documents, instruments or agreements now or hereafter executed or delivered by or on behalf of the borrowers (and/or any Affiliates of Borrower or Guarantor) thereunder or in connection therewith (as any of the same may be amended, supplemented, substituted, renewed, extended or otherwise modified in whole or in part from time to time) shall be included in the term “Line of Credit Documents” under the Credit Agreement.

Line of Credit Guaranty. The unsecured guaranty by Borrower with respect to the Line of Credit Notes contemplated by and described in Paragraph 3 of the Second Amendment.

Line of Credit Notes. The unsecured notes of the Guarantor contemplated by and described in Paragraph 3 of the Second Amendment.

Mandatory IRPA Event. The first (1st) LIBOR Business Day that the rate of interest for deposits in U.S. dollars (rounded upwards, at Agent’s option, to the next 100th of one percent) equal to the BBA LIBOR for a period with a maturity equal to one month as published by Bloomberg (or such other commercially available source providing quotations of BBA LIBOR as designated by Agent from time to time) equals or exceeds 3.75%. In the event (i) more than one BBA LIBOR is specified, the applicable rate shall be the arithmetic means of all such rates or (ii) such rate is not published by Bloomberg (or such other source designated by Agent as set forth above), the rate shall be determined by Agent to be the average rate per annum at which deposits in U.S. dollars are offered for a period with a maturity equal to one month by major banks in London, selected by Agent.

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Second Amendment. That certain Second Amendment to Credit Agreement and Other Loan Documents dated as of March 26, 2010, by and among Borrower, Guarantor, Agent and the Lenders.

(c)	§7.18 of the Credit Agreement is hereby deleted in its entirety and the following is inserted in place thereof:

§7.18 Interest Rate Protection Agreement. Borrower will enter into the Interest Rate Protection Agreement upon the earlier to occur of (i) thirty (30) days following a Mandatory IRPA Event or (ii) the occurrence of any Default or Event of Default. Contemporaneously with the execution of the Interest Rate Protection Agreement, Borrower shall execute and deliver to Agent the Assignment of Interest Rate Protection Agreement.

(d)	The following is hereby inserted as §8.17 of the Credit Agreement:

“§8.17 Restriction on Line of Credit Agreement, Line of Credit Guaranty, Line of Credit Notes and Related Documents.

Borrower and Guarantor shall not increase, modify or amend the Line of Credit Agreement, the Line of Credit Guaranty, the Line of Credit Notes, or any of the documents relating thereto without the prior written consent of the Agent.

Borrower shall not (i) prepay, purchase, repay, amortize, retire, redeem, defease or otherwise acquire any of the indebtedness evidenced by the Line of Credit Notes or contemplated by or guaranteed under the Line of Credit Agreement or Line of Credit Guaranty, or (ii) make any payments on or with respect to the Line of Credit Notes or Line of Credit Guaranty; provided that, consistent with §8.7, so long as (A) the full amount on deposit in the Cash Collateral Account has been fully and completely released to Borrower in accordance with §2.7 hereof, (B) no Default or Event of Default exists or would occur as a result thereof, (C) all amounts then payable under the Loan Documents have been paid, and (D) all expenses then payable attributable to the ownership, operation, leasing, maintenance of or otherwise with respect to the Mortgaged Property have been paid (or with respect to those not payable on a monthly basis, adequately reserved) by Borrower, Borrower may make ordinary interest payments on the Line of Credit Notes to the extent Guarantor has insufficient funds to do so.”

(e)	§12.1(s) of the Credit Agreement is hereby deleted in its entirety and the following is inserted in place thereof:

(s) a default (beyond applicable notice and cure periods (if any)) or an event of default has occurred and is continuing under the Grizzly Loan, the Revolving Credit Agreement, any of the Revolving Loan Documents and/or any of the Line of Credit Documents; or

(f) In the 15lh line of §12.2 of the Credit Agreement, “, §8.17” is hereby inserted immediately following “§8.16”, which was inserted into the 15th line of §12.2 of the Credit

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Agreement pursuant to the terms of the First Amendment to Credit Agreement and Other Loan Documents dated as of December 10, 2009.

3. Consent to Guaranty of Line of Credit Notes. Subject to satisfaction of each of the terms, provisions and conditions in Paragraph 3 of this Amendment, and to the effectiveness of this Amendment, notwithstanding the terms of §7.21(b)(i)(K), (M), (O) and (Q), §7.21(b)(ii)(C), §8.1 and 8.13 of the Credit Agreement, the Lenders consent to the execution and delivery by Borrower of a guarantee of the unsecured notes to be issued by Guarantor with respect to Guarantor’s unsecured revolving credit facility (the “Line of Credit Notes”), provided that:

The maximum aggregate principal amount of the Line of Credit Notes shall not exceed $100,000,000.00;

The Line of Credit Notes, the Line of Credit Agreement and the Line of Credit Guaranty shall be delivered by Guarantor and Borrower within one hundred eighty (180) days of the date of this Amendment;

The Line of Credit Notes, any guaranty of the Line of Credit Notes and any indebtedness or obligations relating to the Line of Credit Notes shall be unsecured obligations of each of Guarantor, Borrower and any other guarantor thereof, and no Lien or any other lien, security title, encumbrance, mortgage, pledge, charge or other security interest of any kind shall be, or permitted to be, granted, sought, suffered, created or incurred in connection therewith at any time upon any of their respective properties or assets of any character whether now owned or hereafter acquired, or upon the income or profits therefrom;

The maturity date of the Line of Credit Notes shall be not sooner than October 24, 2012;

The Line of Credit Agreement and other documents relating to the Line of Credit Notes shall not contain any conditions, limitations, restrictions, requirements, provisions, covenants, defaults or any other provisions having a comparable effect limiting (i) the sale of the Mortgaged Property, except for provisions not more limiting than requiring that any such sale be for a purchase price conclusively determined in good faith by the board of directors of the REIT to be fair market value under the circumstances, that at least 75% of the consideration is cash or the assumption of debt by the buyer and that the proceeds are used to repay the Obligations, with any excess applied to other secured debt, reinvested in the business or used to offer to repay the Senior Notes and the Line of Credit Notes, or (ii) the refinance of the Mortgaged Property by Borrower, except for provisions not more limiting than requiring that such refinancing be in an amount not exceeding the sum of the Outstanding principal balance of the Loans, all accrued but unpaid interest, premiums and fees and reasonable closing fees and costs (it being understood that the requirements of this clause (e) shall be satisfied so long as Borrower is free under the Line of Credit Agreement, Line of Credit Guaranty and other documents relating to the Line of Credit Notes to sell the Mortgaged Property as provided in (i) above or refinance the Mortgaged Property for new debt of Borrower in an amount not exceeding the sum of the Outstanding principal balance of the Loans, all accrued but unpaid interest, premiums and fees and reasonable closing fees and costs in all events without approval of the holders of the Line of Credit Notes or any agent acting on their behalf and without the same creating or constituting a default); provided, however, that (x) any refinance, sale, conveyance or transfer of the Mortgaged Property (in whole or in part) shall remain subject in all respects to the terms and conditions of the Loan Documents and (y) the requirements

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referenced and/or articulated in (i) and (ii) of this clause (e) shall not apply to any foreclosure in connection with an exercise of remedies of Agent and/or the Lenders under the Loan Documents;

Contemporaneously with the delivery of the Line of Credit Notes, Borrower and Guarantor shall deliver to Agent a pro forma Compliance Certificate evidencing compliance with the financial covenants in the Credit Agreement;

Notwithstanding the terms of §7.21(a)(iii) and §7.21(b)(i)(J) of the Credit Agreement, Borrower may modify the “single purpose entity” provisions included in its organizational documents solely to permit the unsecured guaranty of the Line of Credit Notes consistent with the terms of this Amendment, provided Agent shall have given its prior written approval thereof, such approval not to be unreasonably withheld;

(h) , The documentation relating to the Line of Credit Notes and Line of Credit Agreement (including, without limitation, the guaranty by Borrower of the Line of Credit Notes) shall be acceptable to the Agent in its sole discretion; and

(i) Borrower shall promptly deliver to Agent executed copies of the Line of Credit Notes, Line of Credit Agreement and any other agreements executed and delivered in connection therewith (including, without limitation, the guaranty by Borrower of the Line of Credit Notes).

References to Credit Agreement. All references in the Loan Documents to the Credit Agreement or any other Loan Document, shall be deemed a reference to the Credit Agreement or such other Loan Document, as modified and amended herein.

Acknowledgment of Borrower and Guarantor. Borrower and Guarantor hereby acknowledge, represent and agree that the Loan Documents, as modified and amended herein, remain in full force and effect and constitute the valid and legally binding obligation of Borrower and Guarantor, as applicable, enforceable against Borrower and Guarantor in accordance with their respective terms, and that the execution and delivery of this Amendment and any other documents in connection therewith do not constitute, and shall not be deemed to constitute, a release, waiver or satisfaction of Borrower’s or Guarantor’s obligations under the Loan Documents. Borrower and Guarantor acknowledge that Agent and the Lenders have made no agreement, and are in no way obligated, to grant any future forbearance, extension, waiver, indulgence, amendment or consent, and the consent contemplated hereby shall be expressly limited to the consent set forth in Paragraph 3 above and shall not be deemed to create a course of dealing with or otherwise create any express or implied duty by Agent or any of the Lenders to provide any future forbearance, extension, waiver, amendment, indulgence or consent.

Representations and Warranties. Borrower and Guarantor represent and warrant to Agent and the Lenders as follows:

(a) Authorization. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) are within the authority of Borrower and Guarantor, (ii) have been duly authorized by all necessary proceedings on the part of the Borrower and Guarantor, (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which either Borrower or Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to either Borrower or Guarantor, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the

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giving of notice, or both) under any provision of the partnership agreement or certificate, certificate of formation, operating agreement, articles of incorporation or other charter documents or bylaws of, or any mortgage, indenture, agreement, contract or other instrument binding upon, Borrower or Guarantor or any of their respective properties or to which Borrower or Guarantor is subject, and (v) do not and will not result in or require the imposition of any lien or other encumbrance on any of the properties, assets or rights of Borrower or Guarantor, other than the liens and encumbrances created by the Loan Documents.

Enforceability. The execution and delivery of this Amendment are valid and legally binding obligations of Borrower and Guarantor enforceable in accordance with the respective terms and provisions hereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and the effect of general principles of equity.

Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby do not require the approval or consent of any Person or the authorization, consent, approval of or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained.

Reaffirmation. Borrower and Guarantor reaffirm and restate as of the date hereof each and every representation and warranty made by Borrower. Guarantor and their respective Subsidiaries in the Loan Documents or otherwise made by or on behalf of such Persons in connection therewith except for representations or warranties that expressly relate to an earlier date.

Principal Balance. The outstanding principal balance of the Loan is $150,000,000.00.

7. No Default. By execution hereof, the Borrower and Guarantor each certify that Borrower and Guarantor are and will be in compliance with all covenants under the Loan Documents after the execution and delivery of this Amendment, and that no Default or Event of Default has occurred and is continuing.

Waiver of Claims. Borrower and Guarantor acknowledge, represent and agree that none of such Persons has any defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Loan Documents, the administration or funding of the Loan or with respect to any acts or omissions of Agent or any Lender, or any past or present officers, agents or employees of Agent or any Lender, and each of Borrower and Guarantor does hereby expressly waive, release and relinquish any and all such defenses, setoffs, claims, counterclaims and causes of action, if any.

Ratification. Except as hereinabove set forth, all terms, covenants and provisions of the Credit Agreement and the other Loan Documents remain unaltered and in full force and effect, and the parties hereto do hereby expressly ratify and confirm the Loan Documents as modified and amended herein. Nothing in this Amendment or any other document delivered in connection herewith shall be deemed or construed to constitute, and there has not otherwise occurred, a novation, cancellation, satisfaction, release, extinguishment or substitution of the indebtedness evidenced by the Notes or the other obligations of Borrower and Guarantor under the Loan Documents.

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Guaranty of Line of Credit Notes not an Investment. The delivery by Borrower of a guaranty of the Line of Credit Notes, in the form required and to the extent permitted under this Amendment, shall not be deemed an Investment.

Effective Date. This Amendment shall be deemed effective and in full force and effect as of the date hereof upon (a) the execution and delivery of this Amendment by Borrower, Guarantor, Agent and the Required Lenders, and (b) the payment to Agent for the account of each Lender executing and delivering this Amendment prior to Agent declaring this Amendment effective pursuant to this Paragraph 11, a fee in an amount equal to 0.10% (10 basis points) multiplied by the amount of such Lender’s Commitment. The Borrower will pay the reasonable fees and expenses of Agent in connection with this Amendment.

Amendment as Loan Document. This Amendment shall constitute a Loan Document.

Counterparts. This Amendment may be executed in any number of counterparts which shall together constitute but one and the same agreement.

MISCELLANEOUS. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF VIRGINIA. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective permitted successors, successors-in-title and assigns as provided in the Credit Agreement.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties hereto have hereto set their hands and affixed their seals as of the day and year first above written.

BORROWER:

FOX PROPERTIES LLC, a Delaware limited liability company

By: DuPont Fabros Technology, L.P., a Maryland limited partnership, its managing member

By: DuPont Fabros Technology, Inc.,

a Maryland corporation, its sole general partner

[GRAPHIC APPEARS HERE]

(SEAL)

DuPont Fabros Technology, Inc.

GUARANTOR:

DUPONT FABROS TECHNOLOGY, L.P., a Maryland limited partnership

By: DuPont Fabros Technology, Inc., a Maryland corporation, its Sole General Partner

[GRAPHIC APPEARS HERE]

Executive Chairman

(SEAL)

DuPont Fabros Technology, Inc.

[Signatures Continued On Following Pages]

REQUIRED LENDERS:

TD BANK, NATIONAL ASSOCIATION

individually as a Lender and as Agent

By:

Name: David Yesue

Title: Assistant Vice President

[TD Bank, National Association Signature Page to Second Amendment to Credit Agreement and Other Loan Documents]

Name: Title:

BARCLAYS BANK PLC, as a Lender

Director

By:

Name:

Title:

[Barclays Bank Signature Page to Second Amendment to Credit Agreement and Other Loan Documents]

JEFFERIES GROUP, INC., as a Lender

By:

Name: Brian Wolfi

Title: MD

[Jefferies Group, Inc. Signature Page to Second Amendment to Credit Agreement and Other Loan Documents]

,

MACQUARIE

By:

Name: Title:

By:Name:

Title:

Director

Division Director

[Macquarie Bank Limited Signature Page to Second Amendment to Credit Agreement and Other Loan Documents]

MIHI LLC, as a Lender

By:

Name:

Title:

[MIHI, LLC Signature Page to Second Amendment to Credit Agreement and Other Loan Documents)

A, as a Lender

ROYAL BANK OF CANAD

By:_

Name: Title:

Authorized Signatory

[Royal Bank of Canada Signature Page to Second Amendment to Credit Agreement and Other Loan Documents]